Exhibit 99.1

 © 2024 Scholar Rock, Inc. All rights reserved.  Advancing  New Possibilities for Patients  42nd ANNUAL J.P. MORGAN  HEALTHCARE CONFERENCE  JANUARY 9, 2024

 © Scholar Rock, Inc. All rights reserved. 2024.  Forward-Looking Statements  Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its preclinical studies and clinical trials for SRK-439, apitegromab, SRK-181, and other product candidates and indication selection and development timing, its cash runway, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “could,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 2 trial of apitegromab or Part A or Part B of the Phase 1 trial of SRK-181, are not predictive of, may be inconsistent with, or more favorable than, data generated from future or ongoing clinical trials of the same product candidate, including the Phase 3 clinical trial of apitegromab in SMA and Part B of the Phase 1 clinical trial of SRK-181, respectively, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials, information provided or decisions made by regulatory authorities, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, the success of Scholar Rock’s current and potential future collaborations, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials, Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives, and the impacts of current macroeconomic and geopolitical events, hostilities in Ukraine, increasing rates of inflation and rising interest rates, on business operations and expectations, as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.  This presentation may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk.  Apitegromab and SRK-181 are investigational drug candidates under evaluation. Apitegromab, SRK-181, and SRK-439 have not been approved for any use by the FDA or any other regulatory agency and the safety and efficacy of apitegromab, SRK-181 and SRK-439 have not been established.

 3  TGFβ=Transforming growth factor-beta. SMA=Spinal muscular atrophy  *Christopher is a participant in the TOPAZ and ONYX clinical trials.  OUR MISSION  To discover, develop, and deliver life-changing therapies by harnessing cutting-edge science to create new possibilities for people living with serious diseases  We are a global leader in harnessing the life-changing potential of TGFβ biology  Emily & Christopher  living with SMA*  © 2024 Scholar Rock, Inc. All rights reserved.

 4  Building a Fully Integrated Therapeutics Company  SMA=Spinal muscular atrophy; EMA=European Medicines Agency; FDA=United States Food and Drug Administration; R&D=research and development.  Apitegromab in SMA  Potential therapy in Ph 3 designed to improve motor function to help address remaining unmet need after receipt of existing SMA therapies  SRK- 439 in Obesity  Novel antimyostatin antibody with the potential to support healthier weight management by preserving lean muscle  SRK-181 in Immuno-Oncology  In Ph 1 development to overcome resistance to checkpoint inhibitors in multiple tumor types  Revolutionary Scientific Platform  Pioneers in unparalleled  selective targeting of the latent forms  of growth factors  Robust pipeline of novel assets including two clinical programs and a growing portfolio of preclinical programs  Transformative Therapeutics  in Development  Experienced and Focused  Seasoned team with track record of  clinical and commercial success  Deep rare disease, R&D, FDA/EMA  approval & launch experience  Focused, efficient approach to scaling the organization  © 2024 Scholar Rock, Inc. All rights reserved.

Our Approach

Selectivity Drives Success

RIGHT TARGET → **Validated Biology**

RIGHT TIME → **Latent Form**

Deep structural insights to validated targets

Industry-leading antibody design and protein engineering to selectively target latent growth factors

Optimized for efficacy and mitigates off-target effects



Traditional Target
"mature" active growth factor



Scholar Rock's Target
Latent Growth Factor

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© 2024 Scholar Rock, Inc. All rights reserved.

Advancing a Robust Pipeline with Our Differentiated Platform

TARGET		DISCOVERY/ PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Latent Myostatin	SPINAL MUSCULAR ATROPHY Apitegromab			TOPAZ	SAPPHIRE
	CARDIOMETABOLIC DISORDERS Apitegromab in Obesity*				
	SRK-439 (novel antimyostatin antibody)				
Latent TGFβ-1	IMMUNO-ONCOLOGY SRK-181 (selective context-independent, anti-latent TGFβ-1)		DRAGON		
	FIBROSIS Selective context-dependent (LTBP1 & LTBP3) anti-latent TGFβ-1				
RGMc	ANEMIA Selective anti-RGMc				

Potential to transform the lives of people living with a wide range of serious diseases, including neuromuscular disorders, cardiometabolic disorders, oncology, and fibrosis

* Subject to receipt of regulatory authority approval. We plan to utilize data from a previously completed Ph 1 study in healthy volunteers and initiate a Ph 2 POC trial in 2024.

LTBP1=Latent transforming growth factor beta binding protein 1; LTBP3=Latent transforming growth factor beta binding protein 3; POC=Proof of concept; RGMc=Repulsive guidance molecule C; TGFβ-1=Transforming growth factor beta-1.

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© 2024 Scholar Rock, Inc. All rights reserved.

 © 2024 Scholar Rock, Inc. All rights reserved.  Antimyostatin Program: Apitegromab in Spinal Muscular Atrophy

SPINAL MUSCULAR ATROPHY

Hallmarks of SMA

Motor Neuron Loss and Muscle Atrophy Leads to Progressive Muscle Weakness

Spinal Muscular Atrophy

Motor neuron impairment and loss due to SMN genetic deficiency leads to muscle atrophy and weakness

SMN therapies
slow further degeneration of motor neurons[1]

...but do not directly address muscle atrophy

Evrysdi risdiplam

SPINRAZA (nusinersen)

zolgensma (onasemnogene abeparvovec-xioi) suspension for intravenous infusion


Motor neuron degeneration[2]
Muscle fiber atrophy

There is further potential to **regain vital muscle function** by also addressing the **progressive muscle atrophy and associated weakness** of SMA

SMA=Spinal muscular atrophy; SMN=Survival motor neuron.
1. Hua Y, et al. Nature. 2011;478(7367):123-6.
2. Figure adapted from: SMA Foundation Overview. http://www.smafoundation.org/wp-content/uploads/2012/03/SMA-Overview.pdf.; Accessed April 18, 2021.

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SPINAL MUSCULAR ATROPHY

SMA Leads to Deterioration in Essential Muscle Function





"What may seem like minimal gains in strength actually translate to **exponential gains in functional abilities.**

I often have to choose between taking a shower and doing homework because **I don't have the energy to do both.**

Small tasks are huge success in my life. If I could lift that 1L bottle of water at work instead of having to find a graduate student to move it for me…**things don't take a ton more muscle, but they are all muscle I still don't have**."

Despite significant advancements, **progressive muscle weakness** remains an unmet need in SMA

Muscle weakness can lead to deterioration in **mobility, swallowing, breathing** and cause **debilitating fatigue**

Quotes are from patient advocates who participated in 2022 Cure SMA FDA Patient-Led Listening Session and not from the pictured individuals. Summary of the listening session can be found on the FDA website at https://www.curesma.org/cure-sma-holds-patient-led-listening-session-with-fda/

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© 2024 Scholar Rock, Inc. All rights reserved.

SPINAL MUSCULAR ATROPHY

SMA Today: More Patients Screened and Treated

GLOBAL DISEASE:

>20,000 affected

in US and Europe[1, 2]

Three treatments to address SMN loss

SPINRAZA (nusinersen)	Evrysdi risdiplam	zolgensma (onasemnogene abeparvovec-xioi)
>13,000 patients treated WW	**> 11,000 patients** treated WW	**> 3,500 patients** treated WW
$1.8 billion annual revenue (LTM)[3]	**~CHF 1.4 billion** annual revenue (LTM)[4]	**~$1.2 billion** in revenues (LTM)[5]

Established market dynamics support Scholar Rock's first potential commercial launch

CHF=Swiss franc; LTM=last twelve months; SMA=Spinal muscular atrophy; SMN=Survival motor neuron; WW=worldwide.
1. Cure SMA 2022 Report: 9042022_State-of-SMA_vweb.pdf (curesma.org)
2. Lally et al. Indirect estimation of the prevalence of spinal muscular atrophy Type I, II, and III in the United States. Orphanet J Rare Dis. 2017 Nov 28;12(1):175.doi: 10.1186/s13023-017-0724-z.
3. Revenue as of Biogen 3Q23 financial update; includes patients treated worldwide in post-marketing setting, expanded access program, and clinical trials as of May 2022.
4. Revenue as of Roche 3Q23 financial update; includes patients treated worldwide as of July 2023.
5. Revenue as of Novartis 3Q23 financial update; includes patients treated worldwide including clinical trials, commercially, and managed access programs as of August 2023.

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© 2024 Scholar Rock, Inc. All rights reserved.

 11  Muscle-Targeted Therapy: A New Treatment Frontier  *Percentages represent percent of patients who named these unmet needs when asked, “What are your most significant current unmet needs that you hope new therapies would address?”  HFMSE=Hammersmith Functional Motor Scale-Expanded.  1. Mercuri E et al.; N Engl J Med 2018; 378:625-635; DOI: 10.1056/NEJMoa1710504; cherish trial results; 2. 2022 Community Update Survey, Cure SMA.  S P I N A L M U S C U L A R A T R O P H Y  0  Mean improvement in HFMSE experienced by patients in nusinersen Phase 3 CHERISH trial1  20  40  60  80  3.9-point increase  in HFMSE from nusinersen  (4.9 point increase relative to sham control)  HFMSE Score at Month 15  Total Possible  HFMSE Score of 66  Unmet need remains substantial  Patients and caregivers want new therapies to address the following unmet needs2 :  INCREASE  muscle strength  This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.  © 2024 Scholar Rock, Inc. All rights reserved.  IMPROVE  daily activities  STABILIZE  or GAIN new motor function  REDUCE  fatigue

SPINAL MUSCULAR ATROPHY

Apitegromab Offers Significant Potential to Address Unmet Needs

Apitegromab is a selective MUSCLE-TARGETED APPROACH designed to improve motor function*[1,2]


Evrysdi
risdiplam
SPINRAZA
(nusinersen)
zolgensma
(onasemnogene abeparvovec-xioi)
Motor neuron degeneration[3]
Apitegromab
Muscle fiber atrophy

Myostatin is a negative modulator of muscle growth

Strong clinical and preclinical evidence indicates upstream targeting of structurally differentiated pro- and latent myostatin avoids undesirable off-target effects



Apitegromab specifically and only inhibits myostatin and has the potential to build muscle and strength to improve patient outcomes

* Based on Animal Model Data; 1. Long KK, et al. Hum Mol Genet. 2019;28(7):1077-1088; 2. Pirruccello-Straub M, et al. Sci Reports. 2018;8(1):2292. doi:10.1038/s41598-018-20524-9 3. Figure adapted from: SMA Foundation Overview. http://www.smafoundation.org/wp-content/uploads/2012/03/SMA-Overview.pdf.; Accessed April 18, 2021. For illustrative purposes only.

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© 2024 Scholar Rock, Inc. All rights reserved.

 © 2024 Scholar Rock, Inc. All rights reserved.  Time (weeks)  No. of observations  N = 35; Baseline mean age=7.3 |Time on SMN Rx=24.1m  PRO=patient reported outcomes; HFMSE=Hammersmith Functional Motor Scale Expanded; OC=observed case; PEDI-CAT=Pediatric Evaluation of Disability Inventory Computer Adaptive Test; PROMIS=Patient Reported Outcome Measurement Information System; RULM=Revised upper limb module; SE=standard error of the mean. Pooled nonambulatory patients, age 2-21, all doses. Crawford et al., Cure SMA 2023  32  32 31  27  27  27  Change from baseline (±SE)  Year 1  IMPROVEMENT  8  7  6  5  4  3  2  1  0  -1  -2  0  136  156  Year 1  IMPROVEMENT  2  1  0  -1  -2  -3  -4  -5  -6  -7  -8  0  PROMIS Fatigue (Proxy)  Year 2 Year 3  IMPROVEMENT  28  27  Change from baseline (±SE)  5  4  3  2  1  0  -1  -2  0  Time (weeks) 0 8 16 24 32 40 52 68 84 104 120 136 156 0 8 16 24 32 40 52 68 84 104 120 136 156  No. of observations 31 29 30 21 23 25 25 27 22 23 16 15 17 25 23 22 19 19 22 16 18 19 19 16 14 14  0 8 16 24 32 40 52 68 84 104 120  35 35 34 29 28 29 32 32 32 29 27  PEDI-CAT Daily Activities  Year 1 Year 2 Year 3  Year 3  Year 2 Year 3 Year 1 Year 2  -2  -1  0  1  2  3  4  0  0 8 16 24 32 40 52  34 34 34 28 27 29 31  68  84 104  120  136  156  IMPROVEMENT  HFMSE RULM  13  S P I N A L M U S C U L A R A T R O P H Y  TOPAZ Over 36 Months  Sustained Functional and PRO Improvements Beyond SMN Treatment

SPINAL MUSCULAR ATROPHY

TOPAZ Over 36 Months

Well Tolerated Safety Profile & Low Discontinuation Rate

RIGHT TARGET → Myostatin

RIGHT TIME → Latent Form

- >90% of patients on combination therapy remained in extension study*
- Treatment-emergent adverse events (TEAEs) were consistent with previous reports with no new findings after 198 patient-years of exposure
  - Most frequently reported TEAEs included headache, pyrexia, COVID-19, nasopharyngitis, & upper respiratory tract infection
  - TEAEs were mostly mild to moderate and generally consistent with the underlying patient population and nusinersen therapy
- No treatment-related serious AEs or hypersensitivity reactions
- No report of positive apitegromab antibodies (ADA)

Crawford et al., Cure SMA 2023

* Excludes patients on monotherapy

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SPINAL MUSCULAR ATROPHY

SAPPHIRE Phase 3 Design is Optimized by Insights from TOPAZ

TOPAZ

SAPPHIRE

Phase 3 SAPPHIRE Trial
Registrational trial with topline 12-month data readout expected in Q4 2024

TOPAZ Learnings

STUDY POPULATION

Substantial HFMSE gains observed in the nonambulatory Type 2/3 SMA cohorts

AGE

Exploratory age 2-12 analysis in nonambulatory Type 2/3 showed transformative potential

DURATION

HFMSE gains substantial by 12 months of treatment

DOSE

Dose response seen (greater effect observed with 20 mg/kg over 2 mg/kg)

SAPPHIRE Design Elements

STUDY POPULATION

- Nonambulatory Type 2/3 SMA
- Primary efficacy endpoint: HFMSE

AGE

Age 2-12 main efficacy population
Age 13-21 exploratory population

DURATION

12-month treatment duration

DOSE

- 20 mg/kg apitegromab dose
- 10 mg/kg apitegromab dose

HFMSE=Hammersmith Functional Motor Scale Expanded.

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SPINAL MUSCULAR ATROPHY

Apitegromab: Potential to Maximize Outcomes for People Living with Spinal Muscular Atrophy (SMA)

Transformative Potential to Change the Standard of Care



First and only muscle-targeted investigational treatment to demonstrate clinical proof-of-concept in SMA

SAPPHIRE

Phase 3 SAPPHIRE Trial

Registrational trial with topline 12-month data expected in Q4 2024

TOPAZ

Phase 2 TOPAZ Trial

Demonstrated **substantial and sustained functional improvements** in Type 2 and nonambulatory Type 3 SMA patients

ONYX

ONYX Open-Label Extension Study

Evaluating the **long-term safety and efficacy** of apitegromab in **patients who have completed TOPAZ or SAPPHIRE**

Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy (SMA). Apitegromab has not been approved for any use by the FDA or any other regulatory agency, and its safety and efficacy have not been established.

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© 2024 Scholar Rock, Inc. All rights reserved.

SPINAL MUSCULAR ATROPHY

Expanding to Benefit More People Living with SMA

PHASE 2	PHASE 3		COMMERCIALIZATION
WHERE WE WERE	WHERE WE ARE		WHERE WE ARE GOING
TOPAZ: 12-Month COMPLETE; 24-Month EXTENSION COMPLETE; 36-Month EXTENSION COMPLETE	SAPPHIRE: 12-Month, Q4 2024 data	ONYX: Long-term EXTENSION for TOPAZ and SAPPHIRE studies	Scale for Commercial Launch (2025)*; Under 2 Years of Age (including those treated with gene therapy); Ambulatory Population; Sub-Q Formulation

*Subject to regulatory approval.
SMA=Spinal muscular atrophy; Sub-Q=Subcutaneous

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© 2024 Scholar Rock, Inc. All rights reserved.

 © 2024 Scholar Rock, Inc. All rights reserved.  Next Horizon  Antimyostatin Program: Cardiometabolic Disorders

OBESITY

Obesity is Recognized as a Top Global Public Health Issue

Obesity is a common, serious, and costly chronic disease affecting adults and children worldwide

BY 2030, OBESITY WILL AFFECT:

>1 BILLION adults

>250 MILLION children and adolescents[1]



Adult obesity associated with more than **$170 billion in excess costs** annually in the U.S.[2]

In the US, **1 in 5** children and more than **1 in 3** adults are obese

Obesity can increase the risk of comorbidities, such as some cancers, heart disease, and type 2 diabetes

1. The World Obesity Foundation, World Obesity Atlas 2022; 2. Ward ZJ, Bleich SN, Long MW, Gortmaker SL (2021) Association of body mass index with health care expenditures in the United States by age and sex. PLoS ONE 16(3): e0247307.

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© 2024 Scholar Rock, Inc. All rights reserved.

 20  Loss of Lean Muscle Significant with GLP-1 RA Therapy  Lean muscle is essential to healthy metabolic function  GLP-1 RA=Glucagon-like peptide-1 receptor agonists.  1. Muller TD, et al Anti-obesity drug discovery: advances and challenges. Nature Reviews Drug Discovery 2022; 21, 201–223; 2. Wilding JPH, Batterham RL, Calanna S, et al. Once-Weekly Semaglutide in Adults with Overweight or Obesity. N Engl J Med. 2021;384(11):989-1002; 3. Jastreboff AM, et al Tirzepatide Once Weekly for the Treatment of Obesity. NEJM 2022; 387 (3): 205-216; 4. Cava et al. Preserving healthy muscle during weight loss. Adv Nutr 2017;8:511-19; 5. Lundgren JR et al. Healthy Weight Loss Maintenance with Exercise, Liraglutide or Both Combined. NEJM 2021;384:1719-30;  6. Beal JW et al. Dietary weight loss-induced improvements in metabolic function are enhanced by exercise in people with obesity and prediabetes. Nat Metab. 2022;5(7):1221-1235; 7. Dulloo AG, et al How dieting makes some fatter: from a perspective of human body composition autoregulation. Proc Nutr Soc. 2012 Aug;71(3):379-89.  O B E S I T Y  Significant proportion of weight loss due to loss of lean muscle mass     Recently approved GLP-1 RAs are highly effective in weight loss & experiencing rapid uptake  But 25%-40% of total body weight loss mediated by GLP-1 RA therapy may be attributed to loss of lean muscle mass2,3  Preserving lean muscle mass is important to promote  long-term metabolic benefits, sustainable weight management and health outcomes4-7  Current Weight Loss Strategies Challenged by:  Tolerability  Lack of durability  Significant  muscle loss1-3  © 2024 Scholar Rock, Inc. All rights reserved.

 21  Maintaining Muscle is Important for Healthy Weight Loss  GLP-1 RA=Glucagon-like peptide-1 receptor agonist.  1. Aristizabal JC, Freidenreich DJ, Volk BM, et al. Effect of resistance training on resting metabolic rate and its estimation by a dual-energy X-ray absorptiometry metabolic map. Eur J Clin Nutr.2015; 69, 831–836. https://doi.org/10.1038/ejcn.2014.216; 2. Lindegaard B, Hansen T, Hvid T, et al. The effect of strength and endurance training on insulin sensitivity and fat distribution in human immunodeficiency virus-infected patients with lipodystrophy. J Clin Endocrinol Metab. 2008; 93:3860–9; 3. Srikanthan P, Karlamangla AS. Relative muscle mass is inversely associated with insulin resistance and prediabetes. Findings from the third National Health and Nutrition Examination Survey. J Clin Endocrinol Metab. 2011; 96:2898–903. doi: 10.1210/jc.2011-0435; 4. Wewege MA, Desai I, Honey C, et al. The effect of resistance training in healthy adults on Body fat percentage, fat mass and visceral fat: A systematic review and meta-analysis. Sports Med. 2022(Feb);52(2):287-300. doi: 10.1007/s40279-021-01562-2; 5. Zurlo, F., Larson, K., Bogardus, C., et al. Skeletal muscle metabolism is a major determinant of resting energy expenditure. J Clin Invest. 1990;86(5), 1423-1427; 6. Fukushima Y, Kurose S, Shinno H, et al. Importance of lean muscle maintenance to improve insulin resistance by body weight reduction in female patients with obesity. Diabetes Metab J. 2016;40: 147-153; 7. Roh E, Choi KM. Health consequences  The preservation of lean mass has many benefits for overall health:  Improved strength  Improved insulin sensitivity  Increased basal metabolic rate  Improved metabolic profile  Reduced total body fat  O B E S I T Y  Better insulin sensitivity  and lower risk of prediabetes3  Reduced visceral fat4  Increased bone density, strength, function, and longevity and decreased risk of injury, and disability6-8  Increased caloric expenditure post-exercise5  Enhanced glucose homeostasis2  Increased basal metabolic rate (BMR)1  of sarcopenic obesity: a narrative review. Front. Endocrinol. 2020;11: 332; 8. Volpi E, Nazemi R, Fujita S. Muscle tissue changes with aging. Curr Opin Clin Nutr Metab Care. 2004;7(4): 405-410.  © 2024 Scholar Rock, Inc. All rights reserved.

OBESITY

Our Antibodies Selectively Inhibit Activation of Myostatin

Apitegromab and SRK-439

SRRK antibodies do not bind to mature myostatin or any form of GDF11, Activin A, or other TGF-ß family members

Selectivity is critical to avoid safety concerns

Selective Targeting of Proforms of Myostatin


Promyostatin
Pro-GDF-11
Proactivin
LATENT FORMS
MATURE FORMS
Myostatin
GDF-11
Activin A
ActRIIB

Broad inhibition of ActRIIb signaling may be problematic:

ActRIIB knockout animals die shortly after birth with developmental defects in respiratory and cardiac organs[1]

Activins are critical in reproductive biology, and inhibition was shown to reduce FSH levels in women[2]

GDF11 loss leads to embryonic lethality, skeletal and kidney formation defects[3]

GDF11 signaling inhibition may have negative impacts on bone[4, 5]

ActRIIB=Activin Receptor IIB; FSH=Follicle stimulating hormone; GDF-11=Growth and differentiation factor 11; TGF-β=Transforming growth factor-beta.

1. Oh SP & Li E. Genes Dev. 1997 Jul 15;11(14):1812-26; 2. Garito T, et al. Clin Endocrinol (Oxf). 2018 Jun;88(6):908-919; 3. McPherron AC et al Nat Genet 1999, 22(3):260-264.; 4. Joonho Suha et al Proc Natl Acad Sci U S A . 2020 Mar 3;117(9):4910-4920; 5, Ravenscroft TA et al. Genet Med 2021 Oct;23 (10):1889-1900).

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OBESITY

SRK-439: Novel Myostatin Inhibitor

Preclinical candidate in development with potential to address muscle loss associated with weight loss


SRK-439
Promyostatin
Myostatin

Attractive Properties

- High *in vitro* affinity for pro- and latent myostatin
- Maintained myostatin specificity (No GDF-11 or Activin-A binding)
- Maintained good developability profile

Optimized for subcutaneous formulation and dosing

mTLL2 IC50: Inhibitory concentration at 50% as measure of in vitro potency of the antibody in its ability to inhibit the activation of latent myostatin by its activating enzyme mammalian tolloid like protease 2 | KD: Equilibrium dissociation constant as a measure of binding affinity of the antibody to latent myostatin.
GDF-11=Growth and differentiation factor 11.

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© 2024 Scholar Rock, Inc. All rights reserved.

 24  SRK-439 Reversed Lean Mass Loss and  Enhanced Fat Mass Loss Induced by Semaglutide Treatment†  † In Mouse Diet Induced Obesity (DIO) Model.  Figure showed the effects of increasing doses of SRK-439 in combination with semaglutide on lean mass (left panel) and fat mass (right panel) in DIO mouse model as measured by qNMR; statistical analysis was done using one-way ANOVA (Dunnett’s multiple comparison test).  O B E S I T Y  -20  -10  0  10  20  Additional Fat Mass Loss vs Semaglutide Alone  Dose-dependent Preservation of Lean Mass with effects seen as low as 0.3mg/kg  One-way ANOVA  * P < 0.05  ** P < 0.005  *** P < 0.0005  **** P < 0.0001  % Change – Fat Mass (qNMR)  % Change – Lean Mass (qNMR)  % Change  *  ****  0.1  3.0  IgG  Semaglutide 0.04 mg/kg  SRK-439 IgG  0.3 1.0  SRK-439 (mg/kg)  SRK-439  0.06 mg/kg Lira  -80  -60  -40  -20  0  20  % Change  Semaglutide 0.04 mg/kg  0.1  3.0  SRK-439  IgG  IgG  0.3 1.0  SRK-439 (mg/kg)  ANOVA=Analysis of variance; IgG=Immunoglobulin G; qNMR=Quantitative nuclear magnetic resonance.  © 2024 Scholar Rock, Inc. All rights reserved.

OBESITY

Opportunity for Safe, Durable Weight Loss: Add Highly Selective Antimyostatin to GLP-1 RA to Preserve Lean Muscle

Exquisite Selectivity

- Only inhibits myostatin
- Avoids undesirable off-target effects [1-3]

Myostatin Inhibition

Preclinical models demonstrated: increased muscle mass

- Beneficial metabolic effects (insulin sensitivity, basal metabolic rate, reduction in fat mass)[4]

Lean Muscle Retention

Inhibition of myostatin in combination with GLP-1 RA-driven weight loss may lead to retention of lean muscle mass and combat the counter-regulatory metabolic effects of weight loss

GLP-1 RA=Glucagon-like peptide-1 receptor agonist.

1. Pirruccello-Straub M et al. Blocking extracellular activation of myostatin as a strategy for treating muscle wasting. Sci Reports 2017;8:2922; 2. Welsh BT et al. Preclinical safety assessment and toxicokinetics of apitegromab, an antibody targeting proforms of myostatin for the treatment of muscle-atrophying disease. Int J Tox 2021;40(4):322-336; 3. Barrett D et al. A randomized phase 1 safety, pharmacokinetic and pharmacodynamic study of a novel myostatin inhibitor apitegromab (SRK-015): A potential treatment for spinal muscular atrophy. Adv Ther 2021;38:3203-3222. 4.Yang M et al. Myostatin: A potential therapeutic target for metabolic syndrome. Frontiers in Endocrinology 2023;14:1181913;

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© 2024 Scholar Rock, Inc. All rights reserved.

OBESITY

Expedite Cardiometabolic Program with Ph2 Proof-of-Concept Study of Apitegromab in Obesity

Creates additional anticipated milestones in next 18-24 months


2024
2025
Spinal Muscular Atrophy
Apitegromab
SAPPHIRE Topline Q4*
Potential Commercial Launch*
Cardiometabolic Disorders
Apitegromab POC
POC study start*
POC data readout*
SRK-439
IND*
APITEGROMAB + GLP-1 RA
Ph 2 proof-concept-trial
SRK-439 + GLP-1 RA
Novel asset for cardiometabolic indication

* Anticipated milestones.
GLP-1 RA=Glucagon-like peptide-1 receptor agonist; IND=Investigational new drug; POC=Proof of concept.

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© 2024 Scholar Rock, Inc. All rights reserved.

 Building on this success,  in 2024  we are focused on  27  Key Accomplishments and 2024 Strategic Priorities  2023  ACCOMPLISHMENTS  COMPLETED  SAPPHIRE enrollment  EXPANDED  antimyostatin program into cardiometabolic disorders  SUCCESSFUL  $98M public offering, extending projected runway into second half of 2025  SAPPHIRE  Readout in Q4  Initiate Ph 2 POC trial with apitegromab in obesity  Advance  IND-enabling studies for SRK-439  Prepare for commercialization  IND=Investigational new drug; POC=Proof of concept;  © 2024 Scholar Rock, Inc. All rights reserved.

 © 2024 Scholar Rock, Inc. All rights reserved.  Appendix

Proven Expertise in Anti-Latent TFGB & Antimyostatin Inhibition

FOUNDATION FOR SUCCESS

NEXT HORIZON

Antibody discovery technology and deep structural insights

Antimyostatin Inhibition

Apitegromab in SMA

In Ph 3 with potential to be first muscle-targeted treatment to advance the standard of care

- ✓ SAPPHIRE data in Q4 2024
- ✓ Commercial launch 2025*

SRK-439 in Obesity

Novel highly selective antimyostatin to preserve lean muscle & avoid undesirable off-target effects[1-3]

- ✓ IND-enabling studies in 2024
- ✓ File IND in 2025

Anti-Latent TGFβ-1 Inhibition

SRK-181 in Immuno-oncology

Recent for SRK-181 data supports proof of concept and validates scientific hypothesis of selective targeting

Fibrosis

Selective context-dependent (LTBP1 & LTBP3) anti-latent TGFβ-1

* Contingent upon receipt of regulatory approval.

IND=Investigational new drug; SMA=Spinal muscular atrophy; LTBP1=Latent transforming growth factor beta binding protein 1; LTBP3=Latent transforming growth factor beta binding protein 3; TGFβ-1=Transforming growth factor beta-1.

1.Pirruccello-Straub M et al. Blocking extracellular activation of myostatin as a strategy for treating muscle wasting. Sci Reports 2017;8:2922; 2. Welsh BT et al. Preclinical safety assessment and toxicokinetics of apitegromab, an antibody targeting proforms of myostatin for the treatment of muscle-atrophying disease. Int J Tox 2021;40(4):322-336; 3. Barrett D et al. A randomized phase 1 safety, pharmacokinetic and pharmacodynamic study of a novel myostatin inhibitor apitegromab (SRK-015): A potential treatment for spinal muscular atrophy. Adv Ther 2021;38:3203-3222.

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 -10  -5  0  5  10  -60  -40  -20  0  20  40  60  30  SRK-439 Maintained Lean Mass When Combined with GLP-1 RA Therapy†  ANOVA=Analysis of variance; GLP-1 RA=Glucagon-like peptide-1 receptor agonist; IgG=Immunoglobulin G; qNMR=Quantitative nuclear magnetic resonance.  † In Mouse Diet Induced Obesity (DIO) Model.  Figure shows the effects of increasing doses of SRK-439 in combination with liraglutide on lean mass (left panel) and fat mass (right panel) in a 28-day DIO mouse model as measured by qNMR; statistical analysis was done using one-way ANOVA (Dunnett’s multiple comparison test).  O B E S I T Y  Improved Fat Mass Loss vs GLP-1 RA Alone  Increased Lean Mass Gain vs GLP-1 RA Alone  % Change Fat Mass from Baseline (qNMR)  % Change Lean Mass from Baseline (qNMR)  % Change  IgG  0.3  1  3  SRK-439  IgG  0.06 mg/kg Lira  % Change  IgG  0.3  1  3  SRK-439  IgG  0.06 mg/kg Lira  © 2024 Scholar Rock, Inc. All rights reserved.  ****  ****  ****  One-way ANOVA  * P < 0.05  ** P < 0.005  *** P < 0.0005  **** P < 0.0001

SRK-181

SRK-181: Targeting Latent TGFB1 to Overcome Immunotherapy Resistance

Differentiation

- Monoclonal antibody selectively targeting latent and context-independent binding to TGFβ1
- Novel and highly selective inhibition of TGFβ-1 targeting latent form
- Offers potential to avoid toxicity and dose-limiting challenges of non-selective TGFβ inhibition approaches

Ph1 DRAGON Demonstrated Proof-of-Concept in ccRCC patients

- **Showed objective, durable clinical responses above what is expected from continuing PD-1 alone[1]**
- **Biomarker data supports proof-of-mechanism in multiple tumor types**

NEXT STEPS

Enrollment completed December 2023	Present ongoing emerging data at future medical meetings	Conduct an end of Phase 1 meeting with regulatory authorities to inform next steps

PD-1=Programmed cell death ligand 1; TGFβ=Transforming growth factor-beta; ccRCC=Clear cell renal cell carcinoma

1.Sumanta Kumar Pal et al. Atezolizumab plus cabozantinib versus cabozantinib monotherapy for patients with renal cell carcinoma after progression with previous immune checkpoint inhibitor treatment (CONTACT-03): a multicentre, randomised, open-label, phase 3 trial. The Lancet, Volume 402, Issue 10397, 2023, Pages 185-195, https://doi.org/10.1016/S0140-6736(23)00922-4 PD-1/PD-L1)

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32  Promising Anti-tumor Activity in Heavily Pretreated ccRCC Patients;  Biomarker Data Supports Proof of Mechanism Across Multiple Tumor Types  ccRCC=Clear cell renal cell carcinoma  Data cutoff August 29, 2023  CD8 Stain – Melanoma  Pre-Treatment  Continued Tolerability &  Promising Anti-Tumor Activity in ccRCC Patients*  Post-Treatment  Best Response in Target Lesions  100  80  60  40  20  0  -20  -40  -60  -80  -100  Percent Change from Baseline  Pt #6  Pt #3  Pt #5  Pt #4  Pt #1  Pt #2  Change in Tumor Volume Over Time  100  80  60  40  20  0  -20  Percent Change from Baseline  -40  -60  -80  -100  0  2 4 6 8 10 12 14  Months on SRK-181 + Pembrolizumab Treatment  Pt #1  Pt #2  Pt #4  Pt #5  Pt #3  Pt #6  S R K - 181   *28 patients  © 2024 Scholar Rock, Inc. All rights reserved.